GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
APRIL, 1998
PAYMENT: MAY 15, 1998

             7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                     CUSIP #                      393534AB8
                                                            ---------------
                                     TRUST ACCOUNT #             33-31958-0
                                                            ---------------
                                     DISTRIBUTION DATE:        May 15, 1998
                                                            ---------------


                                                                                   PER $1,000
SECURITIZED NET INTEREST MARGIN CERTIFICATES                                        ORIGINAL
-------------------------------------------------                               ---------------

1.       Amount Available                                        659,786.19
                                                            ---------------

Interest

2.       Aggregate Interest                                      200,657.21          2.17161483
                                                            -----------------------------------

3.       Amount Applied to:
         (a)          accrued but unpaid Interest

4.       Remaining:
         (a)          accrued but unpaid Interest

5.       Monthly Interest                                        200,657.21
                                                            ---------------

Principal

6.       Current month's principal distribution                  459,128.98          4.96892835
                                                            -----------------------------------

7.       Remaining outstanding principal balance              30,214,585.16         326.9976749
                                                            -----------------------------------
         Pool Factor                                             0.32699767
                                                            ---------------

8.       Present value of the projected remaining aggregate
         cashflows of the Finance I Assets and the
         Residual Assets, as of the immediately
         preceding Distribution Date                         525,594,158.68 **
                                                            ---------------

9.       Aggregate principal balance of loans
         refinanced by Green Tree Financial                    2,505,759.70
                                                            ---------------

10.      Weighted average CPR                                        16.68%
                                                            ---------------

11.      Weighted average CDR                                         3.07%
                                                            ---------------

12.      Annualized net loss percentage                               1.65%
                                                            ---------------


13.      Delinquency              30-59 day                           0.77%
                                                            ---------------
                                  60-89 day                           0.22%
                                                            ---------------
                                  90+ day                             0.45%
                                                            ---------------
                                  Total 30+                           1.44%
                                                            ---------------


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 4/15/98.

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1994-B
APRIL, 1998
PAYMENT: MAY 15, 1998




                                              FEE ASSETS
                          ----------------------------------------------------
                              GUARANTEE        INSIDE          FEE ASSET
                                FEES            REFI             TOTAL
                          ----------------------------------------------------

GTFC 1994-1                   69,795.59       59,833.94        129,629.53
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                          ----------------------------------------------------

                              69,795.59       59,833.94        129,629.53

TOTAL AMOUNT OF GUARANTEE FEES AND
     INSIDE REFINANCE PAYMENTS                                 129,629.53
                                                          --------------------

SUBORDINATED SERVICING FEES                                    329,806.68
                                                          --------------------

PAYMENT ON FINANCE 1 NOTE                                      459,436.21
                                                          --------------------

ALLOCABLE TO INTEREST (CURRENT)                                 41,912.17
                                                          --------------------

ALLOCABLE TO ACCRUED BUT UNPAID INTEREST                             0.00
                                                          --------------------

ACCRUED AND UNPAID TRUSTEE FEES                                      0.00
                                                          --------------------

ALLOCABLE TO PRINCIPAL                                         417,524.04
                                                          --------------------

FINANCE 1 NOTE PRINCIPAL BALANCE                             5,989,431.28
                                                          --------------------

NET INTEREST MARGIN TRUST 1994-B
APRIL, 1998
PAYMENT: MAY 15, 1998





                                                        INSIDE
                  RESIDUAL              REFI             TOTAL
                  ---------------------------------------------------

GTFC 1994-1              0.00             0.00              0.00
GTFC 1994-2         76,869.54        44,879.26        121,748.80
GTFC 1994-3         19,800.95        20,401.60         40,202.55
GTFC 1994-4              0.00        38,398.63         38,398.63
                  ---------------------------------------------------

                    96,670.49       103,679.49        200,349.98

                  TOTAL RESIDUAL AND INSIDE
                      REFINANCE PAYMENTS              200,349.98